UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                    --------

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 1, 1999
                                 DATE OF REPORT

                              NEUBERGER BERMAN INC.
             (Exact name of registrant as specified in its charter)

                        COMMISSION FILE NUMBER 333-84525

          DELAWARE                                06-1523639
          (State or other jurisdiction of         (I.R.S. Employer
          incorporation or organization)          Identification No.)

                                605 Third Avenue
                               New York, NY 10158

                                 (212) 476-9000

ITEM 5. OTHER EVENTS

            Third Quarter 1999 Financial Results and $50 Million Share Repurchase Program

            On November 1, 1999, Neuberger Berman Inc. ("Corporation") reported results of operations for the three and nine months ended September 30, 1999. The Corporation also announced that its Board of Directors has authorized the discretionary repurchase of up to $50 million of the Corporation's common stock. A copy of the press release issued by the Corporation is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits

            The Exhibits listed on the Exhibit Index on page 2 of this Form 8-K are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               Neuberger Berman Inc.
                                               (Registrant)


Date: November 1, 1999                         By: /s/ Jeffrey B. Lane
                                                   ----------------------------
                                                   Jeffrey B. Lane
                                                   President and Chief Executive
                                                    Officer

                                  EXHIBIT INDEX

99.1 Press release issued by the Corporation on November 1, 1999, with respect to results of operations for the three and nine months ended September 30, 1999, and details of discretionary share repurchase program filed herewith.